3Q22 Financial Results October 14, 2022 Exhibit 99

3Q22 Financial highlights 1 See note 3 on slide 11 2 e 12 3 Standardized risk- 4 Cash and marketable securities represents HQLA and unencumbered marketable securities. Estimated for the current period. See note 2 on slide 12 5 See note 1 on slide 11 6 ROTCE1 18% Std. RWA3 $1.7T Cash and marketable securities4 $1.5T Average loans $1.1T CET1 capital ratios2 Std. 12.5% | Adv. 13.0% Balance sheet Loans: average loans of $1.1T up 7% YoY and up 2% QoQ Deposits: average deposits of $2.4T up 3% YoY and down 3% QoQ CET1 capital of $210B2 Standardized CET1 capital ratio of 12.5%2; Advanced CET1 capital ratio of 13.0%2 Income statement 3Q22 net income of $9.7B and EPS of $3.12 Managed revenue of $33.5B5 Including net investment securities losses of $959mm Expense of $19.2B and managed overhead ratio of 57%5 Capital distributed Common dividend of $3.0B or $1.00 per share Net payout LTM of 43%6 1 Pretax Net income EPS Net investment securities losses in Corporate ($959) ($729) ($0.24) Significant items ($mm, excluding EPS)

3Q22 2Q22 3Q21 Net interest income $17.6 $2.4 $4.4 Noninterest revenue 15.9 (0.5) (1.4) Managed revenue1 33.5 1.9 3.1 Expense 19.2 0.4 2.1 Credit costs 1.5 0.4 3.1 Net income $9.7 $1.1 ($2.0) Net income applicable to common stockholders $9.3 $1.1 ($2.0) $3.12 $0.36 ($0.62) ROE2 15% 13% 18% ROTCE2,3 18 17 22 1,2 57 59 56 Memo: NII excluding Markets 4 $16.9 $3.2 $5.7 NIR excluding Markets 4 9.8 (0.4) (3.2) Markets revenue 6.8 (1.0) 0.5 Managed revenue1 33.5 1.9 3.1 Adjusted expense 5 $19.1 $0.5 $2.1 Adjusted overhead ratio 1,2,5 57% 59% 56% $ O/(U) 3Q22 ROE O/H ratio CCB 33% 56% CIB 13% 56% CB 14% 39% AWM 28% 67% $B 3Q22 2Q22 3Q21 Net charge-offs $0.7 $0.7 $0.5 Reserve build/(release) 0.8 0.4 (2.1) Credit costs $1.5 $1.1 ($1.5) 3Q22 Financial results1 $B, except per share data 3Q22 Tax rate Effective rate: 18.9% Managed rate: 23.8%1,6 Note: Totals may not sum due to rounding 1 See note 1 on slide 11 2 Actual numbers for all periods, not over/(under) 3 See note 3 on slide 11 4 See note 2 on slide 11 5 See note 4 on slide 11 6 Reflects fully taxable- 2

Fortress balance sheet 3 1 Estimated for the current period. See note 1 on slide 12 2 3 B 4 See note 3 on slide 11 5 Excludes AOCI on cash flow hedges and DVA related to structured notes 6 Primarily CET1 capital deductions Standardized risk-weighted assets ($B)1 We are on track to meet our targets of 12.5% for 4Q22 and 13.0% for 1Q23, and further support strategic priorities Standardized CET1 ratio (%)1$B, except per share data 3Q22 2Q22 3Q21 Risk-based capital metrics1 CET1 capital $210 $207 $210 12.5% 12.2% 12.9% 13.0 12.9 13.6 Basel III Standardized RWA $1,682 $1,705 $1,628 Leverage-based capital metric2 Firm SLR 5.3% 5.3% 5.5% Liquidity metrics3 Firm LCR 113% 110% 112% Bank LCR 165 169 174 Total excess HQLA $531 $554 $595 HQLA and unencumbered marketable securities 1,487 1,568 1,602 Balance sheet metrics Total assets (EOP) $3,774 $3,841 $3,758 Deposits (average) 2,445 2,532 2,369 Tangible book value per share4 69.90 69.53 69.87 Common dividends (17bps) 2Q22 Net income (22bps) 57bps 12.2% AOCI5 17bps RWA (5bps) Other6 3Q22 12.5% (9) 2Q22 Market Risk Loans (18) Credit Risk ex. Loans 3Q22 1,705 1,682 4

CCB CIB CB AWM Corp.

Consumer & Community Banking[1]

Selected income statement data ($mm)

	3Q22	$ O/(U) 2Q22	$ O/(U) 3Q21
Revenue	**$14,331**	**$1,717**	**$1,810**
Consumer & Business Banking	8,010	1,452	1,853
Home Lending	920	(81)	(480)
Card & Auto	5,401	346	437
Expense	**8,047**	**324**	**809**
Credit costs	**529**	**(232)**	**988**
Net charge-offs (NCOs)	679	68	188
Change in allowance	(150)	(300)	800
Net income[2]	**$4,334**	**$1,234**	**($17)**

Financial performance

- **Net income of $4.3B vs. $4.4B in 3Q21**
- **Revenue** of $14.3B, up 14% YoY
- **Expense** of $8.0B, up 11% YoY, reflecting higher investments in the business and structural expense, partially offset by lower volume- and revenue-related expense
- **Credit costs** of $529mm
  - NCOs of $679mm, up $188mm YoY, largely driven by Card
  - Reserve release of $150mm in Home Lending

Key drivers / statistics ($B)[3]

	3Q22	2Q22	3Q21
Equity	$50.0	$50.0	$50.0
ROE	33%	24%	34%
Overhead ratio	56	61	58
Average loans	$442.7	$436.6	$434.1
Average deposits	1,174.2	1,180.5	1,076.3
Active mobile customers (mm)[4]	48.9	47.4	44.3
Debit & credit card sales volume[5]	$395.8	$397.0	$349.9

- Average loans up 2% YoY and 1% QoQ
  - Ex-PPP, average loans of $441.7B, up 5% YoY and 2% QoQ
- Average deposits up 9% YoY and down 1% QoQ
- Active mobile customers up 10% YoY
- Debit & credit card sales volume up 13% YoY
- Client investment assets down 10% YoY

Key drivers / statistics ($B) – detail by business

	3Q22	2Q22	3Q21
Consumer & Business Banking			
Business Banking average loans[6]	$21.3	$22.8	$35.6
Business Banking loan originations	1.0	1.2	0.8
Client investment assets (EOP)	615.0	628.5	681.5
Deposit margin	1.83%	1.31%	1.29%
Home Lending			
Average loans	$176.9	$177.3	$181.2
Loan originations[7]	12.1	21.9	41.6
Third-party mortgage loans serviced (EOP)	586.7	575.6	509.3
Net charge-off/(recovery) rate	(0.14)%	(0.16)%	(0.18)%
Card & Auto			
Card average loans	$168.1	$158.4	$142.0
Auto average loans and leased assets	80.4	83.4	86.5
Auto loan and lease originations	7.5	7.0	11.5
Card net charge-off rate	1.40%	1.47%	1.39%
Credit Card net revenue rate	9.92	9.59	9.74
Credit Card sales volume[5]	$272.3	$271.2	$232.0

[1] See note 1 on slide 11
[2] See note 3 on slide 12
For additional footnotes see slide 13

4

JPMORGAN CHASE & CO.

CCB | CIB | CB | AWM | Corp.

Corporate & Investment Bank[1]

Selected income statement data ($mm)

		$ O/(U)	
	3Q22	2Q22	3Q21
Revenue	**$11,875**	**($72)**	**($521)**
Investment Banking revenue	1,713	362	(1,312)
Payments	1,989	526	365
Lending	323	(87)	79
Total Banking	**4,025**	**801**	**(868)**
Fixed Income Markets	4,469	(242)	797
Equity Markets	2,302	(777)	(295)
Securities Services	1,110	(41)	(16)
Credit Adjustments & Other	(31)	187	(139)
Total Markets & Securities Services	**7,850**	**(873)**	**347**
Expense	**6,618**	**(127)**	**747**
Credit costs	**513**	**454**	**1,151**
Net income[2]	**$3,532**	**($193)**	**($2,115)**

Key drivers / statistics ($B)[3]

	3Q22	2Q22	3Q21
Equity	$103.0	$103.0	$83.0
ROE	13%	14%	26%
Overhead ratio	56	56	47
Comp/revenue	28	29	23
IB fees ($mm)	$1,762	$1,650	$3,297
Average loans	221.6	218.0	203.5
Average client deposits[4]	669.2	722.4	714.4
Merchant processing volume ($B)[5]	545.4	539.6	470.9
Assets under custody ($T)	27.2	28.6	32.0
ALL/EOP loans ex-conduits and trade[6]	1.49%	1.38%	1.29%
Net charge-off/(recovery) rate[6]	0.04	0.09	0.01
Average VaR ($mm)	$53	$52	$33

Financial performance

- **Net income of $3.5B, down 37% YoY; revenue of $11.9B, down 4% YoY**
- **Banking revenue**
  - IB revenue of $1.7B, down 43% YoY
    - IB fees down 47% YoY, reflecting lower fees across products
  - Payments revenue of $2.0B, up 22% YoY
    - Excluding the net impact of equity investments, up 41%, driven by higher interest rates and growth in fees
  - Lending revenue of $323mm, up 32% YoY, driven by higher net interest income on loan growth
- **Markets & Securities Services revenue**
  - Markets revenue of $6.8B, up 8% YoY
    - Fixed Income Markets revenue of $4.5B, up 22% YoY, primarily driven by higher revenue in macro businesses, partially offset by lower revenue in Securitized Products
    - Equity Markets revenue of $2.3B, down 11% YoY, compared to a record third quarter in the prior year
  - Securities Services revenue of $1.1B, relatively flat YoY
- **Expense** of $6.6B, up 13% YoY, predominantly driven by higher structural expense, investments in the business and revenue-related expense
- **Credit costs** of $513mm, reflecting a net reserve build, predominantly driven by loan and lending-related commitment activity and the impact of updates to the Firm's macroeconomic scenarios

[1] See note 1 on slide 11
[2] See note 3 on slide 12
For additional footnotes see slide 13

5

JPMORGAN CHASE & CO.

CCB CIB CB AWM Corp.

Commercial Banking[1]

Selected income statement data ($mm)

	3Q22	$ O/(U) 2Q22	$ O/(U) 3Q21
Revenue	**$3,048**	**$365**	**$528**
Middle Market Banking	1,366	197	349
Corporate Client Banking	1,052	125	174
Commercial Real Estate Banking	624	34	22
Other	6	9	(17)
Expense	**1,180**	**24**	**148**
Credit costs	**618**	**409**	**981**
Net income[2]	**$946**	**($48)**	**($463)**

Key drivers / statistics ($B)[3]

	3Q22	2Q22	3Q21
Equity	$25.0	$25.0	$24.0
ROE	14%	15%	22%
Overhead ratio	39	43	41
Gross IB revenue ($mm)	$761	$788	$1,343
Average loans[4]	229.1	219.5	202.6
Average client deposits	281.3	300.4	300.6
Allowance for loan losses	3.1	2.6	2.4
Nonaccrual loans[5]	0.8	0.8	0.7
Net charge-off/(recovery) rate[6]	0.07%	0.00%	0.06%
ALL/loans[6]	1.32	1.16	1.17

Financial performance

- **Net income of $946mm, down 33% YoY**, driven by a net credit reserve build compared to a net release in the prior year
- **Revenue** of $3.0B, up 21% YoY, driven by higher deposit margins, partially offset by lower investment banking revenue
  - Gross IB revenue of $761mm, down 43% YoY
- **Expense** of $1.2B, up 14% YoY, largely driven by higher structural and volume- and revenue-related expense
- **Credit costs** of $618mm, reflecting a net reserve build, largely driven by growth in loans and lending-related commitments and the impact of updates to the Firm's macroeconomic scenarios
- **Average loans** of $229B, up 13% YoY and up 4% QoQ
  - C&I[7] up 18% YoY and up 7% QoQ
  - CRE[7] up 9% YoY and up 2% QoQ
- **Average deposits** of $281B, down 6% YoY and QoQ, primarily driven by attrition of non-operating deposits

[1] See note 1 on slide 11
[2] See note 3 on slide 12
For additional footnotes see slide 13

6

JPMorgan Chase & Co.

CCB CIB CB AWM Corp.

Asset & Wealth Management[1]

Selected income statement data ($mm)

		$ O/(U)	
	3Q22	2Q22	3Q21
Revenue	**$4,539**	**$233**	**$239**
Asset Management	2,209	72	(128)
Global Private Bank	2,330	161	367
Expense	**3,028**	**109**	**266**
Credit costs	**(102)**	**(146)**	**(42)**
Net income[2]	**$1,219**	**$215**	**$23**

Key drivers / statistics ($B)[3]

	3Q22	2Q22	3Q21
Equity	$17.0	$17.0	$14.0
ROE	28%	23%	33%
Pretax margin	36	31	37
Assets under management ("AUM")	$2,616	$2,743	$2,996
Client assets	3,823	3,798	4,096
Average loans	216.7	216.8	200.6
Average deposits	253.0	268.9	229.7

Financial performance

- **Net income of $1.2B, up 2% YoY**
- **Revenue** of $4.5B, up 6% YoY, predominantly driven by deposits and loans on higher margins and balances, largely offset by lower management fees due to lower market levels
- **Expense** of $3.0B, up 10% YoY, driven by higher structural expense and investments in the business, including compensation
- **Credit costs** were a net benefit of $102mm, predominantly driven by a net reserve release
- **AUM** of $2.6T and client assets of $3.8T, down 13% and 7% YoY respectively, reflecting lower market levels
  - For the quarter, AUM had liquidity net outflows of $36B and long-term net inflows of $12B
- **Average loans** of $217B, up 8% YoY and flat QoQ
- **Average deposits** of $253B, up 10% YoY and down 6% QoQ

[1] See note 1 on slide 11
[2] See note 3 on slide 12
[3] Actual numbers for all periods, not over/(under)

7

JPMORGAN CHASE & CO.

Corporate1 Financial performanceSelected income statement data ($mm) Revenue was a loss of $302mm Net interest income was $792mm, up $1.8B YoY, due to the impact of higher rates Noninterest revenue was a loss of $1.1B, down $852mm YoY, and included net investment securities losses of $959mm compared to $256mm in the prior year Expense: Noninterest expense of $305mm, up $145mm YoY 1 See note 1 on slide 11 2 See note 3 on slide 12 CCB CIB CB AWM Corp. 8 3Q22 2Q22 3Q21 Revenue ($302) ($382) $994 Net interest income 792 468 1,846 Noninterest revenue (1,094) (850) (852) Expense 305 99 145 Credit costs (21) (49) (14) Net income/(loss)2 ($294) ($120) $622 $ O/(U)

Outlook1 9 1 See notes 1, 2 and 4 on slide 11 Firmwide 1 Expect 4Q22 net interest income of ~$19B and FY2022 of ~$66B, market dependent Expect 4Q22 net interest income excluding Markets of ~$19B and FY2022 of ~$61.5B, market dependent 2 Expect FY2022 adjusted expense of ~$77B, market dependent 3 Expect FY2022 Card NCO rate of ~1.5%

Additional comments 10 Interest Rate Exposure Need to be careful about the impact of QT on deposits, deposit migration, lags on deposit repricing and change and shape of the yield curve Economic reasons to take investment securities losses Capital Planning Basel III endgame / GSIB AOCI sensitivity (currently procyclical) CECL reserves (very procyclical) RWA management Economic Outlook The actual current U.S. economy, consumer and business, remains healthy Fairly significant headwinds in the near future

Notes on non-GAAP financial measures 1. rat Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a lement 2. ews these metrics excluding CIB sactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the -liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 28 of the Earnings Release Financial Supplement. For additional information on Markets reven 2021 Form 10-K 3. ach non-GAAP financial measures. nd identifiable intangible assets (other than TCE, refer to page 9 of the Earnings Release rep period-end divided by common shares at period-end. Book value per share was $87.00, $86.38 and $86.36 at September 30, 2022, June 30, 2022 and September 30, use of equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense excludes Firmwide legal expense of $47mm, $73mm and $76mm for the three months ended September 30, 2022, June 30, 2022 adjusted expense as a percentage of adjusted managed net revenue. Management believes this information helps investors understand the effect of these items on 5. -of- luding the impact of consolidated Firm-administered multi- rage ratio 11

Additional notes 1. Reflects the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9B CECL capital benefit recognized as of December 31, 2021, is being phased out at 25% per year over a three-year period. As of September 30, 2022 and June 30, 2022, CET1 capital reflected the remaining $2.2B CECL benefit. For the period ended September 30, 2021, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $3.3B. Refer to Capital Risk Management on pages 44- Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 and on pages 86- -K for additional information 2. Total excess high- what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable -of-period HQLA-eligible securities which are included as part of the excess liquidity at the Bank that are not transferable to non- -of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 50- -Q for the quarterly period ended June 30, 2022 and on pages 97-104 of the -K for additional information 3. In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior period amounts have been revised to conform with the current presentation 12

Additional notes on slides 4-6 Slide 4 Consumer & Community Banking 3. Actual numbers for all periods, not over/(under) 4. Users of all mobile platforms who have logged in within the past 90 days 5. Excludes Commercial Card 6. Includes the impact of loans originated under the PPP. For further information, refer to page 12 of the Earnings Release Financial Supplement 7. Firmwide mortgage origination volume was $15.2B, $27.9B and $46.1B for the three months ended September 30, 2022, June 30, 2022 and September 30, 2021, respectively Slide 5 Corporate & Investment Bank 3. Actual numbers for all periods, not over/(under) 4. Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses 5. Represents total merchant processing volume across CIB, CCB and CB 6. Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. ALL/EOP loans as reported was 1.13%, 1.06%, and 0.95% at September 30, 2022, June 30, 2022 and September 30, 2021, respectively. See note 5 on slide 11 Slide 6 Commercial Banking 3. Actual numbers for all periods, not over/(under) 4. Includes the impact of loans originated under the PPP. For further information, refer to page 19 of the Earnings Release Financial Supplement 5. At September 30, 2022 and June 30, 2022, nonaccrual loans excluded PPP loans 90 or more days past due and insured by the SBA of $27mm and $32mm, respectively. These amounts have been excluded based upon the SBA guarantee. There were no PPP loans 90 or more days past due at September 30, 2021 6. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 7. and do not align with regulatory definitions 13

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & forth in the forward- materially from those described in the forward- Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, which have been filed with the Securities and Exchange Commission and -web.com/financial- information/sec- Chase & Co. does not undertake to update any forward-looking statements. 14